                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 17, 2008


                             PATAPSCO BANCORP, INC.
                             ----------------------
             (Exact Name of Registrant as Specified in its Charter)



         Maryland                        0-28032               52-1951797
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(State or Other Jurisdiction           (Commission           (I.R.S. Employer
of Incorporation)                      File Number)         Identification No.)


            1301 Merritt Boulevard, Dundalk, Maryland           21222
            -------------------------------------------------------------
            (Address of Principal Executive Offices)         (Zip Code)



       Registrant's telephone number, including area code: (410) 285-1010
                                                           --------------

                                 Not applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION
              ---------------------------------------------

         On January 17, 2008, Patapsco Bancorp, Inc. (the "Company") announced its unaudited financial results for the quarter and six months ended December 31, 2007. On January 22, 2008, the Company corrected and replaced its January 17, 2008 press release. For more information, reference is made to the Company's press release dated January 17, 2008, as corrected and replaced, a copy of which is attached to this Report as Exhibit 99.1 and is furnished herewith.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS
              ---------------------------------

         (d)  Exhibits

              The following exhibit is furnished herewith:

              Number         Description
              ------         -----------

              99.1 Press Release dated January 17, 2008, as corrected and replaced

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                      PATAPSCO BANCORP, INC.



Date: January 22, 2008                By: Michael J. Dee
                                          --------------------------------------
                                          Michael J. Dee
                                          President, Chief Executive Officer and
                                          Chief Financial Officer